                                                                     Exhibit 4.3

REGISTERED                                                            REGISTERED

                            AIG PROGRAM FUNDING, INC.

    MEDIUM-TERM NOTES, SERIES [A (PF)] [AIG-FP (PF)] [MP, MATCHED INVESTMENT
                                  PROGRAM (PF)]

                     FULLY AND UNCONDITIONALLY GUARANTEED BY
                       AMERICAN INTERNATIONAL GROUP, INC.

                              (FORM OF MASTER NOTE)

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS SECURITY IS A MASTER NOTE WITHIN THE MEANING SPECIFIED HEREIN.

     This Security is a Global Security within the meaning of the Indenture (as defined on the reverse hereof) and represents one or more obligations of AIG PROGRAM FUNDING, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture), (each such obligation, a "Supplemental Obligation"). The terms of each Supplemental Obligation are and will be reflected in this Security and in a pricing supplement to the Company's prospectus dated July 13, 2007 (as supplemented by any applicable prospectus supplement), relating to such Supplemental Obligation, which prospectus, as so supplemented, is on file with the Trustee hereinafter referred to and which pricing supplement is identified on Schedule A hereto (each such pricing supplement, together with such prospectus, a "Pricing Supplement"). With respect to each Supplemental Obligation, the provisions of the applicable Pricing Supplement are hereby incorporated by reference herein and are deemed to be a part of this Security as of the Original

Issue Date specified on Schedule A. Each reference to "this Security" or a "Security of this series" includes and shall be deemed to refer to each Supplemental Obligation.

     With respect to each Supplemental Obligation, every term of this Security is subject to modification, amendment or elimination through the incorporation of the applicable Pricing Supplement by reference, whether or not the phrase "unless otherwise provided in the Pricing Supplement" or language of similar import precedes the term of this Security so modified, amended or eliminated. It is the intent of the parties hereto that, in the case of any conflict between the terms of a Pricing Supplement and the terms herein, the terms of the Pricing Supplement shall control over the terms herein with respect to the relevant Supplemental Obligation. Without limiting the foregoing, in the case of each Supplemental Obligation, the Holder of this Security is directed to the applicable Pricing Supplement for a description of certain terms of such Supplemental Obligation, including, in the case of any such obligation that is designated in the applicable Pricing Supplement as an "indexed note" (an "Indexed Note"), the manner of determining the principal amount of and interest, if any, on such Supplemental Obligation, the dates, if any, on which the principal amount of and interest, if any, on such Supplemental Obligation is determined and payable, the amount payable upon any acceleration of such Supplemental Obligation and the principal amount of such Supplemental Obligation deemed to be Outstanding for purposes of determining whether Holders of the requisite principal amount of Securities have made or given any request, demand, authorization, direction, notice, consent, waiver or other action under the Indenture.

     Terms that are used and not defined in this Security but that are defined in the Indenture are used herein as defined therein.

     This Security is a "Master Note", which term means a Global Security that provides for incorporation therein of the terms of Supplemental Obligations by reference to the applicable Pricing Supplements, substantially as contemplated herein.

                                   ----------

     The Company, for value received, hereby promises to pay to CEDE & CO., as nominee for The Depository Trust Company, or registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date or maturity date, as applicable, of each Supplemental Obligation, the principal amount then due and payable for each such Supplemental Obligation, and (ii) on each interest payment date and at maturity, the interest then due and payable, if any, with respect to each Supplemental Obligation.

     With respect to each Supplemental Obligation, the Company shall pay the principal amount specified in the applicable Pricing Supplement on the Stated Maturity shown therein, and shall pay interest on such principal, from the date specified therein as the "Original Issue Date" (or in a comparable manner) (the "Original Issue Date" for such Supplemental Obligation) or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, on the Interest Payment Date(s) in each year, commencing on the first such date that is at least 15 calendar days after the Original Issue Date, and at the Maturity of such principal, as follows: (i) in the case of a Supplemental Obligation for which the interest rate is designated as fixed in the applicable Pricing Supplement (a "Fixed Rate Note"), at a rate per


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                                       -2-
annum equal to the annual rate specified in such Pricing Supplement until the principal of such Supplemental Obligation is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the rate at which the principal then bears interest on any overdue premium or installment of interest from the date any such overdue amount first becomes due until it is paid or made available for payment, provided that interest on any premium or installment of interest that is overdue shall be payable on demand; (ii) in the case of a Supplemental Obligation for which the interest rate is designated as floating in the applicable Pricing Supplement (a "Floating Rate Note"), at a rate per annum determined in accordance with the applicable provisions set forth on the reverse hereof, with such rate being dependent in part upon whether the rate specified as the "base rate" (or in a comparable manner) in the applicable Pricing Supplement (the "Base Rate" for such Supplemental Obligation) is the commercial paper rate, the prime rate, LIBOR, EURIBOR, the treasury rate, the CMT rate, the CD rate, the federal funds effective rate, the federal funds open rate or the 11th district rate, until the principal of such Supplemental Obligation is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate at which the principal then bears interest on any overdue premium or installment of interest from the date any such overdue amount first becomes due until it is paid or made available for payment, provided that interest on any premium or installment of interest that is overdue shall be payable on demand; and (iii) in the case of a Supplemental Obligation that is an Indexed Note, at such rate or in such manner, if any, as may be specified in the applicable Pricing Supplement.

     With respect to each Supplemental Obligation that is a Fixed Rate Note and unless otherwise specified in the applicable Pricing Supplement, interest (other than interest on overdue amounts) shall be payable by the Company, semi-annually on April 15 and October 15 of each year.

     With respect to each Supplemental Obligation that is a Floating Rate Note and unless otherwise specified in the applicable Pricing Supplement, interest (other than interest on overdue amounts) shall be payable: (i) if the interest reset period specified in the applicable Pricing Supplement (the "Interest Reset Period" for such Supplemental Obligation) is daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified in the applicable Pricing Supplement; (ii) if the Interest Reset Period is quarterly, on the third Wednesday of March, June, September and December of each year; (iii) if the Interest Reset Period is semi-annual, on the third Wednesday of the two months specified in the applicable Pricing Supplement; and (iv) and if the Interest Reset Period is annual, on the third Wednesday of the month specified in the applicable Pricing Supplement; provided that, unless otherwise specified in the applicable Pricing Supplement, the following sentence shall apply with respect to any such day on which interest would otherwise be payable, other than any such day on which the Maturity of the principal of such Floating Rate Note falls: If any such day is not a Business Day (as defined on the reverse hereof) the day on which interest should be payable shall be deferred to the next succeeding Business Day, provided that, if the Base Rate is LIBOR or EURIBOR and such next succeeding Business Day falls in the next calendar month, the day on which interest should be payable shall be advanced to the next preceding Business Day.

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                                       -3-

     With respect to each Supplemental Obligation that is an Indexed Note, such interest, if any, will be payable on the dates specified in the applicable Pricing Supplement.

     Each date so determined or provided for in the preceding three paragraphs (or the applicable Pricing Supplement) is hereinafter referred to as an "Interest Payment Date".

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the registered Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. With respect to any Supplemental Obligation, references herein to the "Holder" mean the Holder of this Security.

     CURRENCY OF PAYMENT. Payment of principal of (and premium, if any) and interest on any Supplemental Obligation will be made in the currency designated as the "specified currency" for such payment (or in a comparable manner) in the applicable Pricing Supplement (the "Specified Currency" for any payment on such Supplemental Obligation), except as provided in this and the next three paragraphs. For each Supplemental Obligation, any payment shall be made in the Specified Currency for such payment unless, at the time of such payment, such currency is not legal tender for the payment of public and private debts in the country issuing such currency on the Original Issue Date, in which case the Specified Currency for such payment shall be such coin or currency as at the time of such payment is legal tender for the payment of public and private debts in such country, except as provided in the next sentence. If the euro is the Specified Currency for any payment, the Specified Currency for such payment shall be such coin or currency as at the time of payment is legal tender for the payment of public and private debts in all European Monetary Union ("EMU") Countries, provided that, if on any day there are not at least two EMU Countries, or if on any day there are at least two EMU Countries but no coin or currency is legal tender for the payment of public and private debts in all EMU Countries, then the Specified Currency for such payment shall be deemed not to be available to the Company on such day.

     If provided in the applicable Pricing Supplement and except as provided in the next paragraph, any payment to be made on a Supplemental Obligation in a Specified Currency other than U.S. dollars will be made in U.S. dollars if the Person entitled to receive such payment transmits a written request for such payment to be made in U.S. dollars to the Trustee at its Corporate Trust Office,
Attention: Corporate Trust Administration, on or before the fifth Business Day before the payment is to be made. Such written request may be mailed, hand

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                                       -4-
delivered, telecopied or delivered in any other manner approved by the Trustee. Any such request made with respect to any payment on a Supplemental Obligation payable to a particular Holder will remain in effect for all later payments on such Supplemental Obligation payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such and all later payments. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date.

     The U.S. dollar amount of any payment made pursuant to the preceding paragraph will be determined by the Exchange Rate Agent (as defined on the reverse hereof) based upon the highest bid quotation received by the Exchange Rate Agent as of 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date, from three (or, if three are not available, then two) recognized foreign exchange dealers selected by the Exchange Rate Agent in The City of New York, in each case for the purchase by the quoting dealer, for U.S. dollars and for settlement on such payment date of an amount of such Specified Currency for such payment equal to the aggregate amount of such Specified Currency payable on such payment date to all Holders of Securities of this or any other series who elect to receive U.S. dollar payments on such payment date, and at which the applicable dealer commits to execute a contract. If the Exchange Rate Agent determines that two such bid quotations are not available on such second Business Day, such payment will be made in the Specified Currency for such payment. All currency exchange costs associated with any payment in U.S. dollars on this Security will be borne by the Holder entitled to receive such payment, by deduction from such payment.

     Notwithstanding the foregoing, if any amount payable on a Supplemental Obligation is payable on any day (including at Maturity) in a Specified Currency other than U.S. dollars, and if such Specified Currency is not available to the Company on the two Business Days before such day, due to the imposition of exchange controls, disruption in a currency market or any other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligation to pay such amount in such Specified Currency by making such payment in U.S. dollars. The amount of such payment in U.S. dollars shall be determined by the Exchange Rate Agent on the basis of the noon buying rate, certified by The Federal Reserve Bank of New York for customs purposes, for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") as of the latest day before the day on which such payment is to be made. Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture or this Security.

     MANNER OF PAYMENT - U.S. DOLLARS. Except as provided in the next paragraph, payment of any amount payable on any Supplemental Obligation in U.S. dollars will be made at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose), against surrender (in the manner provided below) of this Security in the case of any payment due at Maturity of the principal of such Supplemental Obligation (other than any payment of interest that first becomes due on an Interest Payment Date); provided, however, that, at the option of the Company and subject to the

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                                       -5-
next paragraph, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Payment of any amount payable on any Supplemental Obligation in U.S. dollars will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of such Supplemental Obligation is at least $1,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, on or before the fifth Business Day before the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal of such Supplemental Obligation (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered (in the manner provided below) at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on such Supplemental Obligation payable to a particular Holder will remain in effect for all later payments on such Supplemental Obligation payable to such Holder, unless such request is revoked on or before the fifth Business Day before a payment is to be made, in which case such revocation shall be effective for such and all later payments. In the case of any payment of interest payable on a Supplemental Obligation on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     MANNER OF PAYMENT - OTHER SPECIFIED CURRENCIES. Payment of any amount payable on any Supplemental Obligation in a Specified Currency other than U.S. dollars will be made by wire transfer of immediately available funds to such account as is maintained in such Specified Currency at a bank or other financial institution acceptable to the Company and the Trustee and as shall have been designated at least five Business Days prior to the applicable payment date by the Person entitled to receive such payment, provided that, in the case of any such payment due at the Maturity of the principal of such Supplemental Obligation (other than any payment of interest that first becomes due on an Interest Payment Date), this Security must be surrendered (in the manner provided below) at the office or agency of the Company maintained for that purpose in The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Such account designation shall be made by transmitting the appropriate information to the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York, by mail, hand delivery, telecopier or in any other manner approved by the Trustee. Unless revoked, any such account designation made with respect to any Supplemental Obligation by the Holder hereof will remain in effect with respect to any further payments with respect to such Supplemental Obligation payable to such Holder. If a payment in a Specified Currency other than U.S. dollars with respect to any Supplemental Obligation cannot

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                                       -6-
be made by wire transfer because the required account designation has not been received by the Trustee on or before the requisite date or for any other reason, the Company will cause a notice to be given to the Holder of this Security at its registered address requesting an account designation pursuant to which such wire transfer can be made and such payment will be made within five Business Days after the Trustee's receipt of such a designation meeting the requirements specified above, with the same force and effect as if made on the due date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.

     MANNER OF PAYMENT - PAYMENTS PURSUANT TO THE APPLICABLE PROCEDURES OF THE DEPOSITARY; SURRENDER OF THIS SECURITY. Notwithstanding any provision of this Security or the Indenture, the Company may make any and all payments of principal, premium and interest on this Security pursuant to the Applicable Procedures of the Depositary for this Security as permitted in the Indenture.

     Notwithstanding the foregoing, whenever the provisions hereof require that this Security be surrendered against payment of the principal of a Supplemental Obligation, such surrender may be effected by means of an appropriate adjustment to Schedule A hereto to reflect the discharge of such Supplemental Obligation, with such adjustment to be made by the Trustee in a manner not inconsistent with the Applicable Procedures of the Depositary for this Security, and in such circumstances this Security need not actually be surrendered. This paragraph shall apply only to a Master Note.

     PAYMENTS DUE ON A BUSINESS DAY. Unless otherwise specified in the applicable Pricing Supplement for a Supplemental Obligation, if any amount of principal, premium or interest would otherwise be due on such Supplemental Obligation on a day (the "Specified Day") that is not a Business Day with respect to such Supplemental Obligation, the Interest Payment Date shall be the next succeeding day that is a Business Day, except that if the Interest Rate Basis specified in the applicable Pricing Supplement is LIBOR or EURIBOR and the next succeeding Business Day falls in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day. In all cases, an Interest Payment Date that falls on the Maturity will not be changed. The provisions of this paragraph shall apply to this Security in lieu of the provisions of Section 113 of the Indenture.

                                   ----------

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    (Face of Security continued on next page)

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

DATED: November ___, 2007

                                        AIG PROGRAM FUNDING, INC.


                                        By:
                                            ------------------------------------
                                        Name: Robert A. Gender
                                        Title: President


                                        Attest:
                                                --------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Secretary


DATED:  November ___, 2007

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the
series designated therein referred
to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,  as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                 GUARANTEE OF AMERICAN INTERNATIONAL GROUP, INC.

     Capitalized terms used in this Guarantee that are not defined herein but that are defined in the Security upon which this Guarantee is endorsed or the Indenture referred to in such Security are used herein as defined therein.

     For value received, American International Group, Inc. (the "Guarantor") unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed (the "Holder"), the prompt payment when due of all present and future payment obligations of AIG Program Funding, Inc. (the "Company") to the Holder arising out of the Security upon which this Guarantee is endorsed (hereinafter the "Obligations").

     The Guarantor's obligations hereunder shall not be affected by the existence, validity, enforceability, perfection or extent of any collateral therefor or by any other circumstance relating to the Obligations that might otherwise constitute a legal or equitable discharge of or defense to the Guarantor not available to the Company. The Guarantor agrees that the Holder may resort to the Guarantor for payment of any of the Obligations whether or not the Holder shall have resorted to any collateral therefor or shall have proceeded against the Company or any other obligor principally or secondarily obligated with respect to any of the Obligations. The Holder shall not be obligated to file any claim relating to the Obligations in the event that the Company becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Holder to so file shall not affect the Guarantor's obligations hereunder. In the event that any payment to the Holder in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made. The Guarantor reserves the right to (a) set-off against any payment owing hereunder any amounts owing by the Holder to the Company relating to payments of obligations under the Security upon which this Guarantee is endorsed and (b) assert defenses which the Company may have to payment of any Obligations other than defenses arising from the bankruptcy or insolvency of the Company and other defenses expressly waived hereby.

     The Guarantor agrees that the Holder may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with the Company or with any other party to or person liable on any of the Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Holder and the Company or any such other party or person without in any way impairing or affecting this Guarantee. The Guarantor waives notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of dishonor and protest.

     The Guarantor agrees to pay on demand all fees and out of pocket expenses (including the reasonable fees and expenses of the Holder's counsel) in any way relating to the enforcement or protection of the rights of the Holder hereunder; provided, that the Guarantor shall not be liable for any expenses of the Holder if no payment under this Guarantee is due.

     Upon payment of any of the Obligations, the Guarantor shall be subrogated to the rights of the Holder against the Company with respect to such Obligations, and the Holder agrees to take at the Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

     This Guarantee is absolute and unconditional and shall remain in full force and effect and be binding upon the Guarantor, its successors and assigns until all of the Obligations have been satisfied in full. If any of the present or future Obligations are guaranteed by persons, partnerships or corporations in addition to the Guarantor, the death, release or discharge, in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the Guarantor under this Guarantee.

     No failure on the part of the Holder to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder at any time or from time to time.

     The Guarantor waives notice of the acceptance of this Guarantee, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, notice of dishonor, protest, notice of any sale of collateral security and all other notices whatsoever.

     This Guarantee is issued subject to the provisions of the Indenture, dated November 9, 2007 among AIG Program Funding, Inc., American International Group, Inc. and The Bank of New York, as Trustee, and each Holder, by accepting the Security upon which this Guarantee is endorsed, agrees to and shall be bound by such provisions.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

     This Guarantee shall be governed by, and construed in accordance with, the law of the State of New York.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                        AMERICAN INTERNATIONAL GROUP, INC.


                                        By:
                                            ------------------------------------
                                        Name: Robert A. Gender
                                        Title: Vice President and Treasurer


                                        Attest:
                                                --------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Senior Vice President and
                                               Secretary

                            AIG PROGRAM FUNDING, INC.
          MEDIUM-TERM NOTES, SERIES [A (PF)] [AIG-FP (PF)] [MP, MATCHED
                            INVESTMENT PROGRAM (PF)]

                     FULLY AND UNCONDITIONALLY GUARANTEED BY
                       AMERICAN INTERNATIONAL GROUP, INC.

     This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of November 9, 2007 (herein called the "Indenture"), among the Company, American International Group, Inc., as guarantor (the "Guarantor") and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. In the case of the acquisition of all or a portion of a Supplemental Obligation by the Company or any Affiliate thereof, the Company or such Affiliate may submit to the Trustee such evidence of such acquisition as is reasonably acceptable to the Trustee, whereupon the Trustee, at the Company's direction, shall reduce the principal amount of such Supplemental Obligation in Schedule A hereto by such acquired amount, and the principal amount of such Supplemental Obligation shall be reduced accordingly for all purposes of this Security. This Security is one of the series designated on the face hereof (herein called the "Securities"), which is initially limited in aggregate principal amount to $20,000,000,000 (or the equivalent thereof in any other currency or currencies, currency units or composite currencies). References herein to "this series" mean the series of Securities designated on the face hereof.

     The Securities of this series are issuable only in registered form without coupons in "Authorized Denominations", which term shall have the following meaning. For each Supplemental Obligation having a principal amount payable in U.S. dollars, the Authorized Denominations shall be $1,000 and multiples thereof, unless otherwise provided in the applicable Pricing Supplement. For each Supplemental Obligation having a principal amount payable in a Specified Currency other than U.S. dollars, the Authorized Denominations shall be the amount of such Specified Currency equivalent, at the Exchange Rate on the first Business Day next preceding the date on which the Company accepts the offer to purchase such Security, to $1,000 and any multiples thereof, unless otherwise provided in the applicable Pricing Supplement.

     INTEREST RATE ON FLOATING RATE NOTES. Unless otherwise provided in the applicable Pricing Supplement, the following provisions shall apply with respect to each Supplemental Obligation that is a Floating Rate Note.

     The rate of interest on such Supplemental Obligation will be reset daily, weekly, monthly, quarterly, semi-annually, annually or otherwise, as specified in the applicable Pricing Supplement (each date upon which interest is so reset as provided below being hereinafter referred to as an "Interest Reset Date"). Unless otherwise specified in the applicable Pricing Supplement, the Interest Reset Date with respect to such Supplemental Obligation will be as follows: if the Interest Rate Reset Period specified in the applicable Pricing Supplement is daily,

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                                      -12-
each Business Day; if the Interest Rate Reset Period specified in the applicable Pricing Supplement is weekly (for Securities using an Interest Rate Basis, as specified in the applicable Pricing Supplement, other than the Treasury Rate), Wednesday of each week; if the Interest Rate Reset Period specified in the applicable Pricing Supplement is weekly and the Interest Rate Basis specified in the applicable Pricing Supplement is the Treasury Rate, except as otherwise provided in the definition of Treasury Interest Determination Date under "Determination of Treasury Rate" below, the Tuesday of each week; if the Interest Rate Reset Period specified in the applicable Pricing Supplement is monthly, the third Wednesday of each month; if the Interest Rate Reset Period specified in the applicable Pricing Supplement is quarterly, the third Wednesday of each March, June, September and December; if the Interest Rate Reset Period specified in the applicable Pricing Supplement is semi-annually, the third Wednesday of each of the two months specified in the applicable Pricing Supplement; and if the Interest Rate Reset Period specified in the applicable Pricing Supplement is annually, the third Wednesday of the month specified in the applicable Pricing Supplement; provided, however, that (i) the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified in the applicable Pricing Supplement and (ii) except as otherwise specified in the applicable Pricing Supplement, if the Interest Rate Reset Period for such Supplemental Obligation is daily or weekly, the interest rate in effect for each day following the second Business Day prior to an Interest Payment Date to, but excluding, such Interest Payment Date, and for each day following the second Business Day prior to the maturity date, shall be the rate in effect on such second Business Day. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Business Day with respect to such Supplemental Obligation, the Interest Reset Date shall be the next succeeding day that is a Business Day with respect to such Supplemental Obligation, except that, unless otherwise specified in the applicable Pricing Supplement, if the Interest Rate Basis specified in the applicable Pricing Supplement is LIBOR and the next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

     Subject to applicable provisions of law and except as specified in the applicable Pricing Supplement, on each Interest Reset Date, the rate of interest on such Supplemental Obligation shall be the rate determined in accordance with the provisions of the applicable heading below.

     "Euro Business Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor system, is open for business.

     "London Business Day" means any day on which dealings in the relevant specified currency are transacted in the London interbank market.

     "Business Day" means, for any note, a day that meets all the following applicable requirements: (i) for all notes, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close, (ii) if the note is a LIBOR note, is also a London Business Day; (iii) if the note has a specified currency other than U.S. dollars or euro, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency; and

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                                       -13

(iv) if the note is EURIBOR note or has a specified currency of euros, or is a LIBOR note for which the specified currency is euros, is also a Euro Business Day.

     DETERMINATION OF LIBOR. If the Interest Rate Basis for such Supplemental Obligation is LIBOR, the Interest Rate Basis that takes effect on any Interest Reset Date shall be LIBOR on the corresponding LIBOR Interest Determination Date (as defined below) and shall be determined in accordance with the following provisions:

     LIBOR will be either the offered rate appearing on Reuters Screen LIBOR01 (as defined below) or the arithmetic mean of the offered rates appearing on Reuters Screen LIBO (as defined below) unless that page by its terms cites only one rate, in which case that one rate, in either case, as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, for deposits of the Specified Currency having the Index Maturity beginning on such Interest Reset Date.

     If Reuters Screen LIBOR01 applies and the rate described above does not appear on that page, or if Reuters Screen LIBO applies and fewer than two of the relevant rates appear on that page or no rate appears on any page on which only one rate normally appears, then LIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date, at which deposits of the Specified Currency having the Index Maturity beginning on such Interest Reset Date, and in a Representative Amount (as defined below) are offered to prime banks in the London interbank market by four major banks in that market selected by the Calculation Agent. The Calculation Agent will request the principal London office of each of these banks to provide a quotation of its rate if at least two such quotations are provided, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of such quotations.

     If fewer than two quotations are provided as described above, LIBOR for such LIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the Specified Currency having the Index Maturity, beginning on such Interest Reset Date, and in a Representative Amount to leading European banks quoted, at approximately 11:00 A.M., in the principal financial center for the country of the Specified Currency, on such LIBOR Interest Determination Date, by three major banks in that financial center selected by the Calculation Agent.

     If fewer than three banks selected by the Calculation Agent are quoting as described above, LIBOR for the new Interest Rate Reset Period will be LIBOR in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "LIBOR Interest Determination Date" means, in relation to a particular Interest Reset Date, the second London Business Day preceding such Interest Reset Date, unless the Specified

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                                      -14-

Currency is pounds sterling, Australian dollars, Canadian dollars, or New Zealand dollars, in which case the LIBOR Interest Determination Date will be the Interest Reset Date.

     "Representative Amount" means an amount that, in the Calculation Agent's judgment, is representative of a single transaction in the relevant market at the relevant time.

     "Reuters Screen LIBO" means the display on the Reuters service, or any successor or replacement service, on the page designated as "LIBO" or any replacement page or pages on which London interbank rates of major banks for the relevant specified currency are displayed.

     "Reuters Screen LIBOR01" means the display on the Reuters service, or any successor or replacement service, on the page designated as "LIBOR01" or any replacement page or pages on which London interbank rates of major banks for the relevant specified currency are displayed.

     DETERMINATION OF EURIBOR. If the Interest Rate Basis for such Supplemental Obligation is EURIBOR, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the interest rate for deposits in euros designated as "EURIBOR" and sponsored jointly by the European Banking Federation and ACI - the Financial Market Association (or any company established by the joint sponsors for purposes of compiling and publishing that rate) on the corresponding EURIBOR Interest Determination Date (as defined below), and shall be determined in accordance with the following procedures:

     EURIBOR will be the offered rate for deposits in euros having the Index Maturity beginning on the Interest Reset Date after such EURIBOR Interest Determination Date, as that rate appears on Reuters Screen EURIBOR01 as of 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date.

     If the rate described above does not appear on Reuters Screen EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 A.M., Brussels time, on such EURIBOR Interest Determination Date, at which euro deposits having the Index Maturity, beginning on the Interest Reset Date, and in a Representative Amount are offered to prime banks in the Euro-zone (as defined below) interbank market by the principal Euro-zone office of each of four major banks in that market selected by the Calculation Agent. The Calculation Agent will request the principal Euro-zone office of each of these banks to provide a quotation of its rate. If at least two quotations are provided, EURIBOR for the relevant EURIBOR interest determination date will be the arithmetic mean of the quotations.

     If fewer than two quotations are provided as described above EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean of the rates for euro loans having the Index Maturity, beginning on the Interest Reset Date, and in a Representative Amount to leading Euro-zone banks quoted, at approximately 11:00 A.M., Brussels time on such EURIBOR Interest Determination Date, by three major banks in the Euro-zone selected by the Calculation Agent.

     If fewer than three banks selected by the Calculation Agent are quoting as described above, EURIBOR for the new Interest Rate Reset Period will be EURIBOR in effect for the

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                                      -15-
prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "EURIBOR Interest Determination Date" means, in relation to a particular Interest Reset Date, the second TARGET Settlement Day preceding such Interest Reset Date.

     "Euro-zone" means, at any time, the region comprised of the member states of the European Economic and Monetary Union that, as of that time, have adopted a single currency in accordance with the Treaty on European Union of February 1992, as amended.

     "Reuters Screen EURIBOR01" means the display on the Reuters service, or any successor or replacement service, on the page designated as "EURIBOR01" or any replacement page or pages on which EURIBOR rates are displayed.

     "Target Settlement Day" means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System, or any successor system is open for business.

     DETERMINATION OF TREASURY RATE. If the Interest Rate Basis for such Supplemental Obligation is the Treasury Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate for the auction on the corresponding Treasury Interest Determination Date (as defined below) of direct obligations of the United States ("Treasury Bills") having the Index Maturity, as that rate appears on Reuters Screen USAUCTION10 or USAUCTION11 under the heading "Investment Rate". If the Treasury Rate cannot be determined in this manner, the following procedures will apply in determining the Treasury Rate:

     If the rate described above does not appear on either page at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Treasury Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), the Treasury Rate will be the Bond Equivalent Yield (as defined below) of the rate, for such Treasury Interest Determination Date, for the type of Treasury Bills described above, as published in H.15 Daily Update (as defined below), or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Auction High".

     If the rate described in the prior paragraph does not appear in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Treasury Rate will be the Bond Equivalent Yield of the auction rate, for such Treasury Interest Determination date and for Treasury Bills of the kind described above, as announced by the U.S. Department of the Treasury.

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                                      -16-

     If the auction rate described in the prior paragraph is not so announced by 3:00 P.M., New York City time, on such Calculation Date, or it no such auction is held for the relevant week, then the Treasury Rate will be the Bond Equivalent Yield of the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15 (519) (as defined below) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

     If the rate described in the prior paragraph does not appear in H.15(519) by 3:00 P.M., New York City time, on such Calculation Date unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Treasury Rate will be the rate, for such Treasury Interest Determination Date and for Treasury Bills having a remaining maturity closest to the Index Maturity, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "U.S. Government Securities/Treasury Bills/Secondary Market".

     If the rate described in the prior paragraph does not appear in H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Treasury Rate will be the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, by three primary U.S. government securities dealers in New York City selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity.

     If fewer than three dealers selected by the Calculation Agent are quoting as described in the prior paragraph, the Treasury Rate in effect for the new Interest Rate Reset Period will be the Treasury Rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "Bond Equivalent Yield" means a yield expressed as a percentage and calculated in accordance with the following formula:

                                    D x N
     bond equivalent yield =    -------------   x 100
                                360 - (D x M)

where "D" means the annual rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal; "N" means 365 or 366, as the case may be; and "M" means the actual number of days in the applicable Interest Reset Period.

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                                      -17-

     "H.15(519)" means the weekly statistical release entitled "Statistical Release H.15(519)", or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519) available through the worldwide-web site of the Board of Governors of the Federal Reserve System, at http://www.federalreserve.gov/releases/h15/Update, or any successor site or publication.

     "Reuters Screen USAUCTION10 or USAUCTION11" means the display on the Reuters service, or any successor or replacement service, on the page designated as "USAUCTION10" or "USAUCTION11" or any replacement page or pages on which U.S. Treasury auction rates are displayed.

     "Treasury Interest Determination Date" means the day of the week in which the Interest Reset Date falls on which Treasury Bills would normally be auctioned. If as the result of a legal holiday an auction is held on the preceding Friday, that Friday will be the Treasury Interest Determination Date relating to the Interest Reset Date occurring in the next succeeding week. If the auction is held on a day that would otherwise be an Interest Reset Date, then the Interest Reset Date will instead be the first Business Day following the auction date.

     DETERMINATION OF CMT RATE. If the Interest Rate Basis for such Supplemental Obligation is the CMT Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the CMT Rate on the CMT Interest Determination Date (as defined below). "CMT Rate" means the following rate displayed on the Designated CMT Reuters Page (as defined below) under the Heading "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.", under the column for the Designated CMT Index Maturity (as defined below):

     (x) if the Designated CMT Reuters Page is Reuters Screen FRBCMT, the rate for such CMT Interest Determination Date; or

     (y) if the Designated CMT Reuters Page is Reuters Screen FEDCMT, the weekly or monthly average, as specified in the applicable Pricing Supplement, for the week that ends immediately before the week in which such CMT Interest Determination Date falls, or for the month that ends immediately before the month in which such CMT Interest Determination Date falls, as applicable.

     If the CMT Rate cannot be determined in this manner, the following procedures will apply in determining the CMT Rate.

     If the applicable rate described above is not displayed on the relevant Designated CMT Reuters Page at 3:00 P.M., New York City time, on the Calculation Date corresponding to such CMT Interest Determination Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the CMT Rate will be the applicable Treasury constant maturity rate described above as published in H.15(519).

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                                      -18-

     If the applicable rate described above does not appear in H.15(519) by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the CMT Rate will be the Treasury constant maturity rate, or other U.S. Treasury rate, for the Designated CMT Index Maturity and with reference to such CMT Interest Determination Date, that:

     (i) is published by the Board of Governors of the Federal Reserve System, or the U.S. Department of the Treasury; and

     (ii) is determined by the Calculation Agent to be comparable to the applicable rate formerly displayed on the Designated CMT Reuters Page and published in H.15(519).

     If the rate described above does not appear by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the CMT Rate will be the yield to maturity of the arithmetic mean of secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the Calculation Agent for the most recently issued direct, non-callable, fixed rate obligations of the U.S. government ("Treasury Notes") having an original maturity of approximately the Designated CMT Index Maturity and a remaining term to maturity of not less than the Designated CMT Index Maturity minus one year and in a Representative Amount. In selecting such offered rates, the Calculation Agent will request quotations from five such primary dealers and will disregard the highest quotation - or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest.

     If the Calculation Agent is unable to obtain three quotations of the kind described in the prior paragraph, the CMT Rate will be the yield to maturity of the arithmetic mean of secondary market offered rates as of approximately 3:30 P.M., New York City time, on such CMT Interest Determination Date, of three primary U.S. government securities dealers in New York City selected by the Calculation Agent for Treasury Notes with an original maturity longer than the Designated CMT Index Maturity, with a remaining term to maturity closest to the Designated CMT Index Maturity and in a Representative Amount. In selecting such offered rates, the Calculation Agent will request quotations from five such primary dealers and will disregard the highest quotation - or, if there is equality, one of the highest - and the lowest quotation - or, if there is equality, one of the lowest. If two Treasury Notes with an original maturity longer than the Designated CMT Index Maturity have remaining terms to maturity that are equally close to the Designated CMT Index Maturity, the Calculation Agent will obtain quotations for the Treasury Note with the shorter remaining term to maturity.

     If fewer than five but more than two such primary dealers are quoting as described in the prior paragraph, the CMT Rate for such CMT Interest Determination Date will be based on the arithmetic mean of the offered rates so obtained, and neither the highest nor the lowest of those quotations will be disregarded.

     If two or fewer primary dealers selected by the Calculation Agent are quoting as described above, the CMT Rate in effect for the new Interest Rate Reset Period will be the CMT

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                                      -19-

Rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "CMT Interest Determination Date" means, in relation to a particular Interest Reset Date, the second Business Day immediately preceding such Interest Reset Date.

     "Designated CMT Index Maturity" means the Index Maturity specified in the applicable Pricing Supplement and will be the original period to maturity of a U.S. Treasury security - specified in the applicable Pricing Supplement, provided that, if no such original maturity period is so specified, the Designated CMT Index Maturity will be 2 years.

     "Designated CMT Reuters Page" means the Reuters Screen specified in the applicable Pricing Supplement that displays Treasury constant maturities as reported in H.15(519); provided, however, that, if no Reuters Screen is so specified, then the applicable page will be Reuters Screen FEDCMT, and provided further, that if Reuters Screen FEDCMT applies but it is not specified in the applicable Pricing Supplement whether the weekly or monthly average applies, the weekly average will apply.

     "Reuters Screen FEDCMT" means the display on the Reuters service, or any successor or replacement service, on the page designated as "FEDCMT" or any replacement page or pages on which CMT rates are displayed.

     "Reuters Screen FRBCMT" means the display on the Reuters service, or any successor or replacement service, on the page designated as "FRBCMT" or any replacement page or pages on which CMT rates are displayed.

     DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis for such Supplemental Obligation is the Commercial Paper Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the Money Market Yield (as defined below) of the discount rate, for the Commercial Paper Interest Determination Date (as defined below), for U.S. dollar denominated commercial paper having the Index Maturity specified in the applicable Pricing Supplement, as published in H.15(519) under the heading "Commercial Paper - Non-financial". If the Commercial Paper Rate cannot be determined in this manner, the following procedures will apply in determining the Commercial Paper Rate:

     If the rate described above does not appear in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date corresponding to such Commercial Paper Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Commercial Paper Rate will be the Money Market Yield of the discount rate, for such Commercial Paper Interest Determination Date, for commercial paper having the Index Maturity specified in the applicable Pricing Supplement, as published in H.15 Daily Update or

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                                      -20-
any other recognized electronic source used for displaying that rate, under the heading "Commercial Paper - Non-financial".

     If the rate described above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Commercial Paper Rate will be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, by three leading U.S. dollar commercial paper dealers in New York City selected by the Calculation Agent for U.S. dollar commercial paper that has the Index Maturity and is placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency.

     If fewer than three dealers selected by the Calculation Agent are quoting as described above, the Commercial Paper Rate for the new Interest Rate Reset Period will be the Commercial Paper Rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "Commercial Paper Interest Determination Date" means, in relation to a particular Interest Reset Date, the second Business Day immediately preceding such Interest Reset Date.

     "Money Market Yield" means a yield expressed as a percentage and calculated in accordance with the following formula:

                                           D x 360
               money market yield = ----------------------- x 100
                                         360 - (D x M)

where "D" means the annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" means the actual number of days in the applicable Interest Reset Period.

     DETERMINATION OF PRIME RATE. If the Interest Rate Basis for such Supplemental Obligation is the Prime Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate, for the Prime Interest Determination Date (as defined below), published in H.15(519) under the heading "Bank Prime Loan". If the Prime Rate cannot be determined in this manner, the following procedures will apply in determining the Prime Rate:

     If the rate described above does not appear in H.15(519) by 3:00 P.M., New York City time on the Calculation Date corresponding to such Prime Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Prime Rate will be the rate, for such Interest Determination Date, as published in H.15 Daily

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                                      -21-

Update or another recognized electronic source used for the purpose of displaying that rate, under the heading "Bank Prime Loan".

     If the rate described above is not published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), then the Prime Rate will be the arithmetic mean of the rates of interest publicly announced by each bank appearing on that page as that bank's prime rate or base lending rate, as of 11:00 A.M., New York City time, on such Prime Interest Determination Date as they appear on the Reuters Screen US PRIME 1 Page (as defined below).

     If fewer than four of the rates referred to above appear on the Reuters Screen US PRIME 1 Page, the Prime Rate will be the arithmetic mean of the prime rates or base lending rates, as of the close of business on such Prime Interest Determination Date, of three major banks in New York City selected by the Calculation Agent. For this purpose, the Calculation Agent will use rates quoted on the basis of the actual number of days in the year divided by a 360-day year.

     If fewer than three banks selected by the Calculation Agent are quoting as described above, the Prime Rate for the new Interest Rate Reset Period will be the Prime Rate in effect for the prior Interest Rate Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "Prime Interest Determination Date" means, in relation to a particular Interest Reset Date, the first Business Day immediately preceding such Interest Reset Date.

     "Reuters Screen US PRIME 1 Page" means the display on the "US PRIME 1" page on the Reuters service, or any successor or replacement service, or any replacement page or pages on that service, for the purpose of displaying prime rates or base lending rates of major U.S. banks.

     DETERMINATION OF CD RATE. If the Interest Rate Basis for such Supplemental Obligation is the CD Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate, on the CD Interest Determination Date (as defined below), for negotiable U.S. dollar certificates of deposit having the Specified Index Maturity as published in H.15(519) under the heading "CDs (Secondary Market)". If the CD Rate cannot be determined in this manner, the following procedures will apply in determining the CD Rate:

     If the rate described above does not appear published in H.15(519) by 3:00 P.M., New York City time, on the Calculation Date corresponding to such CD Interest Determination Date, then the CD Rate will be the rate, for such CD Interest Determination Date, as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "CDs (Secondary Market)".

                  (Reverse of Security continued on next page)

     If the rate described above does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the CD Rate will be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Determination Date, by three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City, as selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major U.S. money center banks with a remaining maturity closest to the Index Maturity, and in a Representative Amount.

     If fewer than three dealers selected by the Calculation Agent are quoting as described above, the CD Rate in effect for the new Interest Rate Reset Period will be the CD Rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "CD Interest Determination Date" means, in relation to a particular Interest Reset Date, the second Business Day immediately preceding such Interest Reset Date.

     DETERMINATION OF FEDERAL FUNDS EFFECTIVE RATE. If the Interest Rate Basis for such Supplemental Obligation is the Federal Funds Effective Rate, the Interest Rate Basis that takes effect on any Interest Reset Date shall equal the rate, on the Federal Funds Interest Determination Date (as defined below), for U.S. dollar federal funds, as published in H.15(519) under the heading "EFFECT", as that rate is displayed on Reuters Screen FEDFUNDS1. If the Federal Funds Effective Rate cannot be determined in this manner, the following procedures will apply in determining the Federal Funds Effective Rate:

     If the rate described above is not displayed on Reuters Screen FEDFUNDS1 at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Federal Funds Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Federal Funds Effective Rate will be the rate, for such Federal Funds Interest Determination Date, described above as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading "Federal Funds (Effective)".

     If the rate described in the preceding paragraph is not displayed on Reuters Screen FEDFUNDS1 and does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Federal Funds Effective Rate will be the arithmetic mean of the rates for the last transaction in overnight, U.S. dollar federal funds arranged, before 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, by three leading brokers of U.S. dollar federal funds transactions in New York City selected by the Calculation Agent.

                  (Reverse of Security continued on next page)

     If fewer than three brokers selected by the Calculation Agent are quoting as described in the preceding paragraph, the Federal Funds Effective Rate in effect for the new Interest Rate Reset Period will be the Federal Funds Effective Rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     "Federal Funds Interest Determination Date" means, in relation to a particular Interest Reset Date, the first Business Day immediately preceding such Interest Reset Date.

     "Reuters Screen FEDFUNDS1" means the display on the Reuters service, or any successor or replacement service, on the page designated as "FEDFUNDS1"or any replacement page or pages on which U.S. dollar federal funds rates are displayed.

     DETERMINATION OF FEDERAL FUNDS OPEN RATE. If the Interest Rate Basis for such Supplemental Obligation is the Federal Funds Open Rate, the Interest Rate Basis shall equal the opening rate on the Federal Funds Interest Determination Date for United States dollar federal funds as displayed under the heading "Federal Funds" and opposite the caption "Open" on Reuters Screen RTRTSY1.

     If the rate described above does not appear on Reuters Screen RTRTSY1 by 3:00 P.M., New York City time, on the Calculation Date, then the Federal Funds Open Rate will be the opening rate on the Federal Funds Interest Determination Date for United States dollar federal funds as displayed on the FEDFOPEN Index on Bloomberg, which is the Fed Funds Opening Rate as reported by Garban Capital Markets (or a successor) on Bloomberg.

     If the rate described in the preceding paragraph does not appear on FEDFOPEN Index on Bloomberg by 3:00 P.M., New York City time, on the Calculation Date, then the Federal Funds Open Rate will be the rate calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged before 9:00 A.M., New York City time, on the Federal Funds Interest Determination Date by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent.

     If one or more of the brokers selected by the Calculation Agent are not quoting as mentioned in the preceding paragraph, then the Federal Funds Open Rate will be the rate in effect for the prior Interest Rate Reset Period. If the Initial Interest Rate has been in effect for the prior Interest Rate Reset Period, however, it will remain in effect for the new Interest Rate Reset Period.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

                  (Reverse of Security continued on next page)

     "Reuters Screen RTRTSY1" means the display on the Reuters service, or any successor or replacement service, on the page designated as "RTRTSY1" or any replacement page or pages on which federal funds open rates are displayed.

     DETERMINATION OF 11TH DISTRICT COST OF FUNDS RATE. If the Interest Rate Basis is the 11th District Cost of Funds Rate, the Interest Rate Basis will be, with respect to any interest determination date, the rate equal to the monthly weighted average cost of funds for the calendar month preceding such interest determination date as set forth under the caption "11TH Dist COFI" on Reuters Screen COFI/ARMS (or such other page as is specified in your pricing supplement) as of 11:00 a.m. San Francisco time, on such interest determination date.

     If the rate described above does not appear on Reuters Screen COFI/ARMS, the 11th District Cost of Funds Rate shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced by the Federal Home Loan Bank of San Francisco as such cost of funds for the calendar month preceding the date of such announcement.

     If the Federal Home Loan Bank of San Francisco fails to announce such rate for the calendar month next preceding such interest determination date, then the 11th District Cost of Funds Rate will be the same as the rate used in the prior interest period.

     "Reuters Screen COFI/ARMS" means the display on the Reuters service, or any successor or replacement service, on the page designated as "COFI/ARMS" or any replacement page or pages on which 11th District cost of funds rates are displayed.

     The Interest Rate Basis determined in accordance with the foregoing provisions will be adjusted by the addition or subtraction of the Spread, if any, or by multiplying such Interest Rate Basis by the Spread Multiplier, if any.

     Any reference to a particular heading or headings on Designated CMT Reuters Page, H.15(519), H.15 Daily Update, Reuters Screen COFI/ARMS, Reuters Screen EURIBOR01, Reuters Screen FEDCMT, Reuters Screen FEDFUNDS1, Reuters Screen FRBCMT, Reuters Screen USAUCTION10, Reuters Screen USAUCTION11, Reuters Screen LIBO, Reuters Screen US PRIME 1, Reuters Screen LIBOR01, Reuters Screen RTRTSY1 or Reuters Page, shall include any successor or replacement heading or headings as determined by the Calculation Agent.

     The "Calculation Date" pertaining to any Treasury Interest Determination Date, CMT Interest Determination Date, Commercial Paper Interest Determination Date, Prime Interest Determination Date, CD Interest Determination Date or Federal Funds Interest Determination Date, as the case may be, shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if any such day is not a Business Day, the next succeeding Business Day; and,
(ii) the Business Day immediately preceding the Interest Payment Date or the Maturity, whichever is the day on which the payment of interest will be due. If LIBOR or EURIBOR is the specified Interest Rate Basis in the applicable Pricing Supplement, LIBOR and EURIBOR will be calculated on the relevant LIBOR Interest Determination Date or EURIBOR Interest Determination Date.

                  (Reverse of Security continued on next page)

     The Calculation Agent's determination of the interest rate on a Supplemental Obligation will be final and binding in the absence of manifest error. In calculating an Interest Rate Basis, the Calculation Agent may obtain quotations from banks and dealers that are affiliates of the Calculation Agent and/or the Company.

     All percentages resulting from any calculation with respect to a Supplemental Obligation will be rounded upwards, or downwards, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point, and all amounts used in or resulting from such calculations will be rounded to the nearest cent in the case of U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than U.S. dollars (with one-half cent or one-half of a corresponding unit or more being rounded upwards).

     Notwithstanding the foregoing, the interest rate on any Supplemental Obligation shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown in the applicable Pricing Supplement and, in any event, the interest rate on such Supplemental Obligation shall not be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

     Accrued Interest on any Supplemental Obligation from the Original Issue Date or from the last date to which interest on such Supplemental Obligation has been paid, as the case may be, shall be an amount calculated by multiplying the face amount thereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid or duly provided for, as the case may be, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such day by (i) 360, in the case of Supplemental Obligations with a LIBOR (other than such Securities with a LIBOR Interest Rate Basis denominated in sterling), EURIBOR, Commercial Paper, Prime Rate, CD Rate or Federal Funds Interest Rate Basis, (ii) by 365, in the case of Supplemental Obligations with a LIBOR Interest Rate Basis denominated in sterling or (iii) by the actual number of days in the year, in the case of Supplemental Obligations with a Treasury Rate or CMT Interest Rate Basis.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of a Security of this series or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains

                  (Reverse of Security continued on next page) provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples of $1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  (Reverse of Security continued on next page)

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Security shall be subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.

     This Security is a Master Note and may be exchanged at any time, solely upon the request of the Company to the Trustee, for one or more Global Securities in the same aggregate principal amount, each of which may or may not be a Master Note, as requested by the Company. Each such replacement Global Security that is a Master Note shall reflect such of the Supplemental Obligations as the Company shall request. Each such replacement Global Security that is not a Master Note shall represent one (and only one) Supplemental Obligation as requested by the Company, and such Global Security shall be appropriately modified so as to reflect the terms of such Supplemental Obligation.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   ----------

                  (Reverse of Security continued on next page)

                      MASTER NOTE CUSIP NO. ____________________
                 SUPPLEMENTAL OBLIGATION: ______________________
                 Pricing Supplement No. and Date: ______________
                      Original Issue Date: _____________________

                            AIG PROGRAM FUNDING, INC.
    MEDIUM-TERM NOTES, [SERIES A (PF)][SERIES AIG-FP (PF)][SERIES MP, MATCHED
                            INVESTMENT PROGRAM (PF)]

                     FULLY AND UNCONDITIONALLY GUARANTEED BY
                       AMERICAN INTERNATIONAL GROUP, INC.

                                  (Master Note)

                            OPTION TO ELECT REPAYMENT

        TO BE COMPLETED ONLY IF THE SUPPLEMENTAL OBLIGATION REFERENCED IN
                                   THIS NOTICE
                  IS REPAYABLE AT THE OPTION OF THE HOLDER AND
                    THE HOLDER ELECTS TO EXERCISE SUCH RIGHT

          The undersigned hereby irrevocably requests and instructs the Company to repay the Supplemental Obligation referred to in this notice (or the portion thereof specified below) at the applicable repayment price, together with interest to the repayment date, all as provided for in such Supplemental Obligation, to the undersigned, whose name, address and telephone number are as follows:

________________________________________________________________________________

________________________________________________________________________________
                     (please print name of the undersigned)

________________________________________________________________________________

________________________________________________________________________________
                    (please print address of the undersigned)

________________________________________________________________________________

________________________________________________________________________________
               (please print telephone number of the undersigned)

          If such Supplemental Obligation provides for more than one repayment date, the undersigned requests repayment on the earliest repayment date after the requirements for exercising this option have been satisfied, and references in this notice to the repayment date mean such earliest repayment date. Terms used in this notice that are defined in the Security specified above are used herein as defined therein.

          For such Supplemental Obligation to be repaid the Company must receive at the applicable address of the Trustee set forth below or at such other place or places of which the Company or the Trustee shall from time to time notify the Holder of such Security, any Business Day not later than the 15th or earlier than the 25th calendar day prior to the repayment date (or, if either such calendar day is not a Business Day, the next succeeding Business Day), (i) this "Option to Elect Repayment" form duly completed and signed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or a trust company in the United States of America setting forth (a) the name, address and telephone number of the Holder of such Security, (b) the principal amount of such Supplemental Obligation and the amount of such Supplemental Obligation to be repaid, (c) a statement that the option to elect repayment is being exercised thereby and (d) a guarantee stating that the form entitled "Option to Elect Repayment" on the addendum to such Security duly completed and signed will be received by the Company not later than five Business Days after the date of such facsimile transmission or letter (provided that such form duly completed and signed is received by the Company by such fifth Business Day). The address to which such deliveries are to be made is:

          The Bank of New York
          Attention: Corporate Trust Administration
          101 Barclay Street
          New York, New York 10286

or at such other places as the Company or the Trustee shall notify the Holder of such Security.

          If less than the entire principal amount of such Supplemental Obligation is to be repaid, specify the portion thereof (which shall equal any Authorized Denomination) that the Holder elects to have repaid:

                                   ----------


Date:
      ---------------                   ----------------------------------------
                                        Notice: The signature to this Option to
                                        Elect Repayment must correspond with the name of the Holder as written on the face of such Security in every particular without alteration or enlargement or any other change whatsoever.

                              ____________________
                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN -- _________ Custodian _________
TEN ENT -- as tenants by the      ACT
           entireties                              (Cust)             (Minor)
JT TEN  -- as joint tenants with                   Under Uniform Gifts to Minors
           right of survivorship                   Act _________________________
           and not as tenants in                                (State)
           common

     Additional abbreviations may also be used though not in the above list.

                                   ----------

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
   OTHER IDENTIFYING NUMBER OF
            ASSIGNEE


________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.


Dated:
      ---------------                   ----------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                   SCHEDULE A

                                                          Decrease       Increase     Effective Date
   Pricing         Principal Amount of      Original    in Principal   in Principal   of Increase or
Supplement No.   Supplemental Obligation   Issue Date      Amount         Amount         Decrease      Trustee Notation
--------------   -----------------------   ----------   ------------   ------------   --------------   ----------------
